UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 28, 2017

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (561) 995-4200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On June 28, 2017, Emergent Capital, Inc. (the “Company”) issued an Amended and Restated Promissory Note (the “Amended and Restated Promissory Note”) to PJC Investments, LLC (“PJC”) to amend and restate that certain Promissory Note dated as of May 15, 2017 by and between the Company and PJC in order to provide increased financing to fund the Company’s continued operations and to make an interest payment under the Company’s outstanding 15.0% Senior Secured Notes due 2018 (the “15.0% Senior Notes”). The Amended and Restated Promissory Note increases the principal amount from $1.5 million to $3.3 million and extends the maturity date from July 3, 2017 to July 28, 2017.
On June 28, 2017, the Company, as issuer, and Wilmington Trust, National Association, as indenture trustee (the “Trustee”), entered into the Third Supplemental Indenture (the “Senior Supplemental Indenture”), implementing certain amendments to the Indenture dated as of March 11, 2016 (as amended and supplemented or otherwise modified from time to time, the “Senior Secured Indenture”) governing the Company’s outstanding 15.0% Senior Notes following the Company’s receipt of requisite consents of the holders of the 15.0% Senior Notes. The Senior Supplemental Indenture amends the Senior Secured Indenture to (i) modify the definition of “Permitted Indebtedness” to include the increased principal amount pursuant to the Amended and Restated Promissory Note and (ii) amend the definition of “Payment Date,” so that beginning with and including July 14, 2017, the interest payment date occurs monthly, as opposed to quarterly.
The foregoing description of the Amended and Restated Promissory Note and Senior Supplemental Indenture is a summary only and is qualified in its entirety by reference to the full text of the Amended and Restated Promissory Note and Senior Supplemental Indenture, which will be filed as Exhibits 4.1 and 4.2 to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2017 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
June 29, 2017

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Christopher O'Reilly
Christopher O'Reilly
General Counsel and Secretary